Exhibit 10.19

AMENDMENT
TO THE
SECURED PROMISSORY NOTES

THIS AMENDMENT (this “Amendment”) is entered into on this 10th day of November, 2014 (the “Effective Date”) by and between Gilla Inc. (“Gilla” or the “Company”), and Gravitas Financial Inc. (“Gravitas”) to amend the terms of the CAD$500K Secured Promissory Note (the “Secured CDN Note”), dated February 13, 2014, and the US$100K Secured Promissory Note (the “Secured USD Note”), dated July 15, 2014, (collectively, the “Secured Promissory Notes”).

RECITALS:

A. On February 13, 2014, Gilla and Gravitas entered into the Secured CDN Note whereby the Company promised to pay Gravitas the aggregate unpaid principal amount of five hundred thousand Canadian dollars (CAD $500,000) on or before August 13, 2014, bearing an interest rate of 10% per annum, such Secured CDN Note attached hereto as Exhibit “A”.

B. On July 15, 2014, Gilla and Gravitas entered into the Secured USD Note whereby the Company promised to pay Gravitas the aggregate unpaid principal amount of one hundred thousand United States dollars (US $100,000) on or before July 18, 2014, bearing an interest rate of 10% per annum, such Secured USD Note attached hereto as Exhibit “B”.

C. Gilla and Gravitas intend to amend the maturity dates of the Secured Promissory Notes by entering into this Amendment.

NOW, THEREFORE, for and in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Gilla and Gravitas, intending to be legally bound hereby, agree as follows:

1. Recitals and Secured Promissory Notes. The foregoing recitals are true and correct and, together with the Secured Promissory Notes, attached hereto as Exhibit “A” and Exhibit “B”, are incorporated herein by this reference.

2. Maturity Dates. Gravitas and Gilla acknowledge and agree to extend the maturity dates of the Secured Promissory Notes to January 1, 2016.

3. Early Repayment. In the event that Gilla completes an equity raise greater than or equal to one million United States dollars (US $1,000,000) prior to the repayment of the Secured Promissory Notes, Gravitas shall have the ability to elect for an early repayment of the Secured Promissory Notes from the net proceeds of such equity raise.

4. Warrants. Upon execution of this Amendment, Gravitas shall receive two hundred and fifty thousand (250,000) fully vested purchase warrants (each a “Warrant” and collectively the “Warrants”), each Warrant entitling Gravitas tor purchase one (1) common share of Gilla, a publicly listed company trading on the OTCQB under the symbol “GLLA”. The Warrants shall have an exercise price of twenty United States cents (US $0.20) per share and shall expire on January 1, 2016. The securities, if exercised and issued, will be subject to the standard restrictions as required by the regulators, the stock exchange and the U.S. Securities and Exchange Commission.

5. Entire Agreement. The provisions of this Amendment along with the unaltered provisions of the Secured Promissory Notes, incorporated herein by reference, collectively constitutes the entire agreement (the “Entire Agreement”) between the parties with respect to its subject matter. All prior or contemporaneous oral and written agreements, memoranda and representations relating to Secured Promissory Notes are superseded by this Entire Agreement.

6. Amendments. The Entire Agreement may be amended only by a subsequent writing signed by authorized representatives of both parties hereto, indicating an intent to amend the Entire Agreement.

7. Counterparts. This Amendment may be executed by each party upon a separate counterpart, each of which shall be deemed an original and all of which together shall constitute one agreement. Facsimile signature pages shall be acceptable as originals.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the day and year first written above.

GILLA INC.

Date	Per:	/s/ J. Graham Simmonds
J. Graham Simmonds
CEO

GRAVITAS FINANCIAL INC.

	Per:	/s/ David Carbonaro
David Carbonaro
Director

Exhibit “A”

[exhibit follows]

SECURED PROMISSORY NOTE

CAD $500,000	Toronto, Ontario
February 13, 2014

FOR VALUE RECEIVED, Gilla, Inc. (“Gilla”), a Nevada Corporation hereby covenants and promises to pay to Gravitas Financial Inc. (the “Lender”), in the manner hereinafter provided, the principal sum of five hundred thousand Canadian dollars plus accrued interest ($500,000 CAD) (the “Loan”).

The Loan shall be due and payable on or before August 13, 2014 and the Loan will be subject to 10% interest per annum, such interest will accrue monthly and be added to the principal. The Loan will be secured by a General Security Agreement. The Lender will have the right to convert the Loan into any future financing prior to full repayment of the Loan.

Events of Default:  In the event of default (missed payment) the Borrowers will have 15 days to liquidate sufficient assets to cover the note plus interest.  Interest will continue to accrue during the default period.

Except as otherwise expressly provided herein, any notice, report or other communication which may be or is required to be given or made pursuant to this Agreement shall be in writing and shall be deemed to have been validly served, given or hand delivered or sent by facsimile, or other electronic communication, or three (3) days after deposit in the mail with Canada Post, with proper first class postage prepaid and addressed to the party to be notified or to such other address as any party hereto may designate for itself by like notice, as follows:

if to the Borrowers, at:

Gilla Inc.
110 Yonge Street
Suite 1602
Toronto, ON
M5C 1T4
Attention:  Ashish Kapoor
Email: ashish@gillainc.com

if to the Lender, at:

Gravitas Financial Inc.
333 Bay Street,
Suite 650
Toronto, ON
M5H 2S5
Attention:  David Carbonaro

This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the Province of Ontario, and the laws of Canada applicable therein.

[signature page follows]

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the date and at the place first above written.

GILLA INC.

By:	/s/ Ashish Kapoor
Ashish Kapoor
Chief Financial Officer

GRAVITAS FINANCIAL INC.

By:	/s/ David Carbonaro
David Carbonaro
Director

Exhibit “B”

[exhibit follows]

SECURED PROMISSORY NOTE

USD $100,000	Toronto, Ontario
July 15, 2014

FOR VALUE RECEIVED, Gilla, Inc. (“Gilla” or the “Borrower”), a Nevada Corporation hereby covenants and promises to pay to Gravitas Financial Inc. (“Gravitas” or the “Lender”), in the manner hereinafter provided, the principal sum of one hundred thousand United States dollars plus accrued interest ($100,000 USD) (the “Loan”).

The Loan shall be due and payable on or before July 18, 2014 and the Loan will be subject to 10% interest per annum, such interest will accrue monthly and be added to the principal. The Loan will be secured under the General Security Agreement entered into as of February 13, 2014 whereby Gilla granted the Lender a general security interest over all the assets of the Borrower.

Events of Default:  In the event of default (missed payment) the Borrower will have 15 days to liquidate sufficient assets to cover the note plus interest.  Interest will continue to accrue during the default period.

Except as otherwise expressly provided herein, any notice, report or other communication which may be or is required to be given or made pursuant to this Agreement shall be in writing and shall be deemed to have been validly served, given or hand delivered or sent by facsimile, or other electronic communication, or three (3) days after deposit in the mail with Canada Post, with proper first class postage prepaid and addressed to the party to be notified or to such other address as any party hereto may designate for itself by like notice, as follows:

if to the Borrower, at:

Gilla Inc.
110 Yonge Street
Suite 1602
Toronto, ON
M5C 1T4
Attention:  Ashish Kapoor
Email: ashish@gillainc.com

if to the Lender, at:

Gravitas Financial Inc.
333 Bay Street,
Suite 650
Toronto, ON
M5H 2S5
Attention:  David Carbonaro

This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the Province of Ontario, and the laws of Canada applicable therein.

[signature page follows]

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the date and at the place first above written.

GILLA INC.

By:	/s/ Ashish Kapoor
Ashish Kapoor
Chief Financial Officer

GRAVITAS FINANCIAL INC.

By:	/s/ David Carbonaro
David Carbonaro
Director